AXA ENTERPRISE FUNDS TRUST

SUPPLEMENT DATED MAY 14, 2008 TO THE

PROSPECTUS DATED MARCH 1, 2008

This supplement updates certain information contained in the above-mentioned Prospectus of AXA Enterprise Funds Trust (the “Trust”), as supplemented. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust’s distributor, Enterprise Fund Distributors, Inc., at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this supplement is to update you on the status of the transaction between MONY Financial Services, Inc. (“MONY Financial”), Enterprise Capital Management, Inc. (“ECM”), which serves as the Trust’s investment manager, and Commonwealth Capital Management, LLC (“CCM”), as described in the Supplement to the Trust’s Prospectus dated March 1, 2008, and to provide you with information about the liquidation and termination of the AXA Enterprise Global Financial Services Fund and the AXA Enterprise Socially Responsible Fund (each, a “Fund” and together, the “Funds”).

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

AXA ENTERPRISE SOCIALLY RESPONSIBLE FUND

On February 22, 2008, MONY Financial (the parent company of ECM) and ECM entered into an agreement with CCM (the “Agreement”) under which CCM would have purchased all of the outstanding shares of ECM (the “Transaction”). In a Proxy Statement dated February 22, 2008, shareholders of the Funds were asked to approve certain proposals in connection with the Transaction. The Transaction was scheduled to close on April 10, 2008. On April 7, 2008, CCM informed MONY Financial and ECM of its desire to terminate the Agreement and not to proceed with the Transaction. On April 23, 2008, MONY Financial, ECM and CCM terminated the Agreement.

In connection with the termination of the Agreement, the Trust’s Board of Trustees (the “Board”) met to consider various alternatives for the Funds. After consideration of these alternatives, the Board approved a Plan of Liquidation and Termination (the “Plan”) under which each of the Funds will liquidate and terminate. It is expected that the liquidations will take place on or about June 27, 2008 (the “Liquidation Date”). Under the Plan, each Fund will sell its portfolio securities for cash and will convert any other assets to cash or cash equivalents and pay any liabilities by the Liquidation Date. On the Liquidation Date, each Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed all of their shares. This distribution will be a taxable event for each shareholder that is not tax-exempt, resulting in a gain or loss measured by the difference between the amount distributed to the shareholder and the shareholder’s basis in a Fund’s shares. Once the distribution is complete, each Fund will terminate.

In anticipation of the liquidations, the Funds will close to new investments, effective on June 6, 2008. Please note that all investments, including investments through automatic investment plans, will be rejected by the Funds after that date. In addition, the Funds will sell their portfolio holdings in an orderly manner to convert their assets to cash. During this time, the Funds might not pursue their respective investment objective or policies.

Please note that you may redeem your shares of a Fund at any time prior to the Liquidation Date as described in the Funds’ Prospectus, dated March 1, 2008, as supplemented.

If you invest in the Funds through a retirement plan, please contact your plan sponsor to transfer your account balance to one or more other investment options and to provide future allocation instructions.

For more information, please call Enterprise Fund Distributors, Inc. at 1-800-432-4320.

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